                                                                  Exhibit 10.100


                               SECOND AMENDMENT TO
           ONE NINETY ONE PEACHTREE ASSOCIATES JOINT VENTURE AGREEMENT

            This Second Amendment (this "Amendment") to One Ninety One Peachtree Associates Joint Venture Agreement (the "Venture Agreement") is entered into as of October 27, 1997, by and among C-H ASSOCIATES, LTD., a Georgia limited partnership ("CHV") and DIHC PEACHTREE ASSOCIATES, a Georgia general partnership ("DIHC"). All capitalized terms used herein shall have the meanings given to them in the Venture Agreement.

            WHEREAS, One Ninety One Peachtree Associates (the "Venture") was formed pursuant to the Joint Venture Agreement dated February 1, 1988 and was amended pursuant to First Amendment, dated as of February 28, 1993 (as so amended, the "Venture Agreement");

            WHEREAS, Cornerstone Properties Inc., a Nevada corporation ("Cornerstone"), directly or indirectly, has acquired all of the beneficial ownership of DIHC and in connection therewith has entered into certain agreements with CHV;

            WHEREAS, CHV and DIHC desire to amend the Venture Agreement as set forth in this Amendment for certain purposes described herein;

            NOW THEREFORE, in consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

            1. CHV consents to the acquisition by Cornerstone of all of the beneficial ownership of DIHC and agrees that the same shall not constitute a breach or violation of Section 6.01 or any other provisions of the Venture Agreement so long as DIHC and Cornerstone comply with the provisions of Section 6.01 and any other provision of the Venture Agreement in connection with the consummation of such acquisition. DIHC hereby represents and warrants to the Venture and CHV that the acquisition of all of the beneficial ownership of DIHC by Cornerstone was accomplished in compliance with all applicable state or federal securities laws. In connection therewith, DIHC hereby agrees to indemnify and hold harmless the Venture and CHV from and against any and all costs, damage, injury, claims, actions and demands (including, without limitation, attorney's fees) suffered by the Venture or CHV as a result of any violation or alleged violation or failure to comply or alleged failure to comply with any state or federal securities laws.

            2. Section 1.01 shall be amended by replacing the existing definitions as follows:

            DIHC Affiliate. The term "DIHC Affiliate" means (i) Cornerstone,
      (ii) any Person which is wholly owned by Cornerstone, and (iii) any other Person which, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with any of the aforementioned DIHC Affiliates, or any of them. The term "control," as used in the immediately preceding sentence, means, with respect to a Person that is a corporation or partnership, the right to the exercise, directly or indirectly of more than 25% of the voting rights attributable to the shares of the controlled corporation or ownership of the right to receive 25% or more of the profits of the controlled partnership, and, with respect to a Person that is not a corporation or a partnership, the possession, directly or indirectly, of not less than 25% of the beneficial ownership thereof.

            3. Section 3.01(c)(xvii) is hereby amended by inserting "(A)" before the word "Approval" in the first line of Section 3.01(c)(xvii) and by adding the following new subsections (B) and (C) to the end thereof:

            "(B) Notwithstanding the foregoing, DIHC and CHV agree that at all times prior to the earlier to occur of (i) the Lock-Out Date or (ii) the date on which the combined Percentage Interests in the Venture of DIHC and any DIHC Affiliate is not greater than 50% notwithstanding that CHV is the Managing Partner of the Venture, DIHC shall have the authority to manage and direct the leasing of space in the Property on behalf of the Venture and to Approve all leasing matters with respect to the Property, to the extent consistent with the Annual Budget and the Marketing Plans, without the need of Approval from CHV. It is understood and agreed that the Leasing Agent shall from time to time submit to DIHC for Approval on behalf of the Venture recommendations with respect to new leases and other leasing matters in the form of Leasing Agent Recommendations. It is further understood and agreed that if DIHC shall desire to enter into any new lease or implement any other leasing matter that is not the subject of a Leasing Agent Recommendation, DIHC shall give written notice to Leasing Agent at least ten (10) days prior to entering into such lease or implementing such other leasing matter so as to provide Leasing Agent the opportunity to submit to DIHC a Leasing Agent Recommendation with respect to such proposed new lease or other leasing matter. DIHC shall have the right to Approve or disapprove such recommendations unilaterally and without the need for any further Approval from CHV and, once Approved, DIHC shall oversee the implementations of the Leasing Agent Recommendations relating to leasing matters and execute all leases and all other documents and instruments relating to leasing matters on behalf of the Venture. The Venture shall cause Leasing Agent, at the expense of the Venture, to furnish or where appropriate make available to DIHC, such documents and information as DIHC shall reasonably request in order to enable DIHC to evaluate such Leasing Agent Recommendations relating to leasing matters. The failure of DIHC to Approve or disapprove any Leasing Agent Recommendation within ten (10) days after receipt by DIHC of such Leasing Agent Recommendation together with all additional information reasonably requested by DIHC pertaining thereto shall be deemed the Approval of DIHC of such Leasing Agent Recommendation and Leasing Agent shall be entitled to implement same, provided, however, the Leasing Agent Recommendation shall state in capitalized letters that: "THE FAILURE TO RESPOND TO THIS LEASING AGENT RECOMMENDATION WITHIN 10 DAYS AFTER RECEIPT OF THIS NOTICE AND ANY REASONABLY REQUESTED ADDITIONAL INFORMATION PERTAINING HERETO SHALL BE DEEMED YOUR APPROVAL TO SUCH LEASING AGENT RECOMMENDATION." If DIHC is unwilling or unable to Approve or disapproves such Leasing Agent Recommendation, after consultation and discussion with the Leasing Agent, then the resolution of such matters may be submitted by DIHC or the Leasing Agent, to the "Venture Operations Arbitration Process" for resolution as hereinbelow described."

            "Venture Operations Arbitration Process" shall mean the process for resolution of any dispute between DIHC and the Leasing Agent in connection with a Leasing Agent Recommendation. Either of the Leasing Agent or DIHC may invoke this arbitration process by the giving of written notice to the other, which notice shall state that the invoking party believes an impasse exists as to a Leasing Agent Recommendation.

            If Leasing Agent or DIHC invokes the arbitration process, then, within five (5) days after the non-invoking party receives notice from the invoking party, Leasing Agent and DIHC shall each place in separate sealed envelopes its final good faith proposal as to the Leasing Agent Recommendation and shall open and exchange their final proposals in each other's presence (the "Final Proposals"). If Leasing Agent and DIHC cannot then agree on the Leasing Agent Recommendation within five (5) days thereafter, the matter shall be determined in accordance with the rules of the American Arbitration Association, except as modified by this provision. If Leasing Agent or DIHC fails to prepare its Final Proposal or to cooperate with the other party to open and exchange the Final Proposals of the parties, and if such failure shall continue for a period of five
      (5) days after the date the Final Proposals were to be opened and exchanged, then the Final Proposal of the non-failing party shall constitute the determination pursuant to this process.

            Unless Leasing Agent and DIHC can agree upon a single arbitrator prior to the time they are required to designate their party-arbitrators, there shall be three arbitrators (the "Panel"), each of whom shall have significant experience in dealing with matters similar to the matter in dispute with respect to sizeable commercial properties in the Atlanta metropolitan area and none of whom shall have any current or prior connection or affiliation with either of the Venturers.

            If required, the following procedure shall be used for the selection of the Panel. Leasing Agent and DIHC shall each specify by notice to the other on or prior to the fifth (5th) day after the Final Proposals were exchanged the name and address of the person designated to act as party-arbitrator on its behalf. The party-arbitrators so chosen shall meet within five (5) days after their appointment and select a third arbitrator. If Leasing Agent or DIHC fails to notify the other of the appointment of its party-arbitrator, as aforesaid, within or by the time above specified, then the Final Proposal of the party who timely selected a party-arbitrator shall constitute the determination pursuant to this process.

            If, within five (5) days after the party-arbitrators are appointed, the said two party-arbitrators are unable to agree upon the appointment of the third arbitrator, then either party, on behalf of both, may request the American Arbitration Association in Atlanta, Georgia to appoint the third arbitrator in accordance with its rules. In the event of the failure, refusal or inability of any arbitrator to act, a new arbitrator shall be appointed in his stead, which appointment shall be made in the same manner as hereinabove provided for the appointment of such arbitrator so failing, refusing or being unable to act.

            Within five (5) days after the selection of the single arbitrator or, if required, within one business day after the selection of the Panel, DIHC and Leasing Agent shall submit a written statement to the arbitrator or Panel specifying the reasons their Final Proposal as to the Leasing Agent Recommendation should be selected. The arbitrator or Panel shall make its decision within five (5) days after such submission. The arbitrator or Panel shall select either the Leasing Agent's or DIHC's Final Proposal, whichever in the arbitrator's or Panels's judgment represents the most appropriate recommendation for preserving and enhancing the long-term value of the Property. The Panel shall reach its decision by majority vote. The arbitrator or the Panel shall communicate its decision by written notice to the Leasing Agent and DIHC.

            Such determination shall be final, binding and conclusive upon both DIHC and the Leasing Agent and shall be non-appealable and enforceable in any court having jurisdiction. All hearings and proceedings before the arbitrator or the Panel shall be held in Atlanta, Georgia.

            If a single arbitrator is selected, each party shall share such arbitrator's fees and expenses equally. If a Panel is selected, each party shall pay the fees and expenses of its party-arbitrator, and the fees and expenses of the third arbitrator shall be borne equally by the parties. Notwithstanding the foregoing, the arbitrator or the Panel may conclude that one of the parties acted in bad faith, in which event such party shall pay 100% of the fees and expenses of the arbitrator or the Panel, as the case may be.

            (C) In the event DIHC elects to become the Managing Partner pursuant to Section 3.01(e), upon termination of DIHC as the Managing Partner for any reason, the provisions of subsection (B) of this Section 3.01(c)(xvii) shall no longer be deemed applicable;

            4. Section 3.01 is hereby further amended by adding the following new subsections (e), (f) and (g) following subsection (d) thereof:

            "(e) DIHC may elect to be the Managing Partner instead of CHV at any time, without cause, prior to the Lock-Out Date but only for so long as the combined Percentage Interests in the Venture of DIHC and any DIHC Affiliates shall exceed 50%. This right is personal to DIHC and its DIHC Affiliates, and this right may not be assigned to or exercised by any Person that is not DIHC or a DIHC Affiliate. To exercise such election, DIHC must give at least ninety (90) days' prior written notice to CHV. In the event DIHC elects to become the Managing Partner pursuant to this
      Section 3.01(e), the following shall apply:

                  (1) In the event DIHC becomes the Managing Partner, it is
            understood that the Property Manager shall from time to time submit to DIHC for Approval on behalf of the Venture recommendations with respect to the Annual Budget and other matters involving management, operation, maintenance and improvement of the Property ("Property Manager Recommendations"). It is further understood and agreed that if DIHC shall desire to adopt an Annual Budget or take action on other matters involving management, operation, maintenance and improvement of the Property that is not the subject of a Property Manager Recommendation, DIHC shall give written notice thereof to Property Manager, together with a reasonably detailed written explanation thereof, at least ten (10) days prior to adopting such Annual Budget or taking such action, as the case may be, so as to provide Property Manager the opportunity to submit to DIHC a Property Manager Recommendation with respect to such proposed Annual Budget and/or other action. DIHC, as the Managing Partner, shall have the right to Approve or disapprove such recommendations unilaterally and without the need for any further Approval from CHV and once Approved, DIHC shall oversee the implementation of the Property Manager Recommendations. The Property Manager shall, at the expense of the Venture, furnish or where appropriate make available to DIHC, such documents and information as DIHC shall reasonably request in order to enable DIHC to evaluate such recommendation. The failure of DIHC to Approve or disapprove any Property Manager Recommendation within ten (10) days after receipt by DIHC of such Property Manager Recommendation together with all additional information reasonably requested by DIHC pertaining thereto shall be deemed the Approval of DIHC of such Property Manager Recommendation and Property Manager shall be entitled to implement same, provided, however, the Property Manager Recommendation shall state in capitalized letters that: "THE FAILURE TO

            RESPOND TO THIS PROPERTY MANAGER RECOMMENDATION WITHIN 10 DAYS AFTER RECEIPT OF THIS NOTICE AND ANY REASONABLY REQUESTED ADDITIONAL INFORMATION PERTAINING HERETO SHALL BE DEEMED YOUR APPROVAL TO SUCH PROPERTY MANAGER RECOMMENDATION." If DIHC is unwilling or unable to Approve or disapproves such Property Manager Recommendation, after consultation and discussion with the Property Manager, then the resolution of such matters may be submitted by DIHC or the Property Manager to the "Venture Operations Arbitration Process" for resolution as hereinbelow described.

                  "Venture Operations Arbitration Process" shall mean the
            process for resolution of any dispute between DIHC and the Property Manager in connection with a Property Manager Recommendation. Either of the Property Manager or DIHC may invoke this arbitration process by the giving of written notice to the other, which notice shall state that the invoking party believes an impasse exists as to a Property Manager Recommendation.

                  If Property Manager or DIHC invokes the arbitration process, then, within five (5) days after the non-invoking party receives notice from the invoking party, Property Manager and DIHC shall each place in separate sealed envelopes its final good faith proposal as to the Property Manager Recommendation and shall open and exchange their final proposals in each other's presence (the "Final Proposals"). If Property Manager and DIHC cannot then agree on the Property Manager Recommendation within five (5) days thereafter, the matter shall be determined in accordance with the rules of the American Arbitration Association, except as modified by this provision. If Property Manager or DIHC fails to prepare its Final Proposal or to cooperate with the other party to open and exchange the Final Proposals of the parties, and if such failure shall continue for a period of five (5) days after the date the Final Proposals were to be opened and exchanged, then the Final Proposal of the non-failing party shall constitute the determination pursuant to this process.

                  Unless Property Manager and DIHC can agree upon a single
            arbitrator prior to the time they are required to designate their party-arbitrators, there shall be three arbitrators (the "Panel"), each of whom shall have significant experience in dealing with matters similar to the matter in dispute with respect to sizeable commercial properties in the Atlanta metropolitan area and none of whom shall have any current or prior connection or affiliation with either of the Venturers.

                  If required, the following procedure shall be used for the selection of the Panel. Property Manager and DIHC shall each specify by notice to the other on or prior to the fifth (5th) day after the Final Proposals were exchanged the name and address of the person designated to act as party-arbitrator on its behalf. The party-arbitrators so chosen shall meet within five (5) days after their appointment and select a third arbitrator. If Property Manager or DIHC fails to notify the other of the appointment of its party-arbitrator, as aforesaid, within or by the time above specified, then the Final Proposal of the party who timely selected a party-arbitrator shall constitute the determination pursuant to this process.

                  If, within five (5) days after the party-arbitrators are
            appointed, the said two party-arbitrators are unable to agree upon the appointment of the third arbitrator, then either party, on behalf of both, may request the American Arbitration Association in Atlanta, Georgia to appoint the third arbitrator in accordance with its rules. In the event of the failure, refusal or inability of any arbitrator to act, a new arbitrator shall be appointed in his stead, which appointment shall be made in the same manner as hereinabove provided for the appointment of such arbitrator so failing, refusing or being unable to act.

                  Within five (5) days after the selection of the single
            arbitrator or, if required, within one business day after the selection of the Panel, DIHC and Property Manager shall submit a written statement to the arbitrator or Panel specifying the reasons their Final Proposal as to the Property Manager Recommendation should be selected. The arbitrator or Panel shall make its decision within five (5) days after such submission. The arbitrator or Panel shall select either the Property Manager's or DIHC's Final Proposal, whichever in the arbitrator's or Panels's judgment represents the most appropriate recommendation for preserving and enhancing the long-term value of the Property. The Panel shall reach its decision by majority vote. The arbitrator or the Panel shall communicate its decision by written notice to the Property Manager and DIHC.

                  Such determination shall be final, binding and conclusive upon both DIHC and the Property Manager and shall be non-appealable and enforceable in any court having jurisdiction. All hearings and proceedings before the arbitrator or the Panel shall be held in Atlanta, Georgia.

                  If a single arbitrator is selected, each party shall share such arbitrator's fees and expenses equally. If a Panel is selected, each party shall pay the fees and expenses of its party-arbitrator, and the fees and expenses of the third arbitrator shall be borne equally by the parties. Notwithstanding the foregoing, the arbitrator or the Panel may conclude that one of the parties acted in bad faith, in which event such party shall pay 100% of the fees and expenses of the arbitrator or the Panel, as the case may be.

                  (2) If DIHC (or a DIHC Affiliate) becomes the Managing Partner pursuant to this Section 3.01(e) and thereafter the combined Percentage Interests in the Venture of DIHC and any DIHC Affiliates shall not be greater than 50%, then provided that either a Hines Affiliate or a Cousins Affiliate is then a managing general partner of CHV, CHV shall automatically become the Managing Partner of the Venture instead of such non-affiliated Person, without cause effective as of the date which is sixty (60) days after such transfer to the non-affiliated Person.

                  (3) Upon the occurrence of the Lock-Out Date, provided that a
            Hines Affiliate or a Cousins Affiliate is then a managing general partner of CHV, CHV shall automatically become the Managing Partner of the Venture instead of DIHC, without cause, effective on the day following the occurrence of the Lock-Out Date.

            (f) Upon termination of DIHC as the Managing Partner for any reason, the provisions of paragraph (e) above shall no longer be deemed applicable.

            (g) Upon termination of any Venturer as the Managing Partner for any reason, the terminated Managing Partner shall deliver to the new Managing Partner the following with respect to the Property and other assets and liabilities of the Venture:

                  (1) A final accounting, reflecting the balance of income and expenses as of the date of termination to be delivered within thirty
            (30) days after such termination.

                  (2) Control of any balance or monies of the Venture or tenant security deposits, or both, including, without limitation, all funds in any bank accounts held by the Managing Partner with respect to the Venture or its properties, to be delivered immediately upon such termination.

                  (3) All records, contracts, leases, receipts for deposits, unpaid bills and other papers or documents which are in the Managing Partner's possession or are reasonably obtainable by the Managing Partner and which pertain to the Venture or its properties to be delivered immediately upon such termination."

            5. Section 3.04(a) is hereby amended by deleting the names "Herman
A. Vonhof or Charles W. Strawser, Jr." and substituting in lieu thereof the names "John S. Moody or Rodney C. Dimock" and by deleting the names "Vipin L. Patel or Charles L. Davidson, III" and substituting in lieu thereof "Daniel M. DuPree" or "C. Kevin Shannahan".

            6. Section 4.02(e)(vii) is hereby amended to read as follows:

            "(vii) For purposes of this provision, the term "liquidation" shall have the meaning set forth in the first sentence of Treasury Regulation
      Section 1.704-1(b)(2)(ii)(g), but shall not include a constructive liquidation of the Venture caused by a termination under Section 708(b)(1) of the Code."

            7. Section 5.08 is hereby amended by deleting the first sentence in subsection (b) and substituting the following in lieu thereof:

      "In addition to all other remedies set forth herein, if the Defaulting Venturer is the Managing Partner, the Non-Defaulting Venturer shall have the right to remove the Defaulting Venturer as Managing Partner and designate a new Managing Partner."

            8. Section 6.01 is hereby amended by adding the following to the end of subsection (d) thereof:

      "To the extent any Venturer is now or hereafter beneficially owned or controlled, directly or indirectly, by any Person which is publicly-traded, the sale or transfer or other disposition of all or part of the stock in such publicly-traded Person shall not be considered a "Transfer" within the meaning of this Agreement."

            9. Section 6.02(j) is hereby deleted in its entirety.

            10. Section 6.02 shall be amended by adding a new subsection 6.02(j) following subsection (i) as follows:

            (j) In addition to all other permitted Transfers, and subject to
      Section 6.02(f) above, DIHC may Transfer its entire Percentage Interest in the Venture to an operating limited partnership in which the sole general partner is DIHC or a DIHC Affiliate (the "Operating Partnership") or to any Person which is, directly or indirectly, wholly-owned by the Operating Partnership, provided that the limited partners of the Operating Partnership have the right to convert their respective limited partner units in the Operating Partnership ("Units") into stock of Cornerstone or an Affiliated Entity of Cornerstone which is a publicly-traded entity on a one-for-one basis (that is, a single Unit shall be exchangeable for a single share of common stock of Cornerstone or an Affiliated Entity of Cornerstone which is a publicly-traded entity on a national securities exchange or through the NASDAQ national marketing system.)

            11. Section 5.02 shall be amended by adding new subsection 5.02(k) as follows:

            (k) If, following the admission of the Operating Partnership or an Affiliated Entity thereof to the Venture as the successor to DIHC, an Offer is made pursuant to Section 5.02 and the Operating Partnership or an Affiliated Entity thereof is the purchasing Venturer, CHV, at its option, may elect to cause the purchasing Venturer to acquire all or part of CHV's interest in the Venture in exchange for Units, and, in the event of such election the minimum purchase price for CHV's interest in the Venture shall be $1,000.00. In the event CHV elects to receive Units in consideration for the transfer of all or any part of its interest in the Venture, CHV shall by written notice to the Operating Partnership delivered no later than ten (10) days prior to the Closing of the buy/sell, designate the portion of the purchase price which it desires to receive in cash and the portion of the purchase price (expressed in dollars) it desires to receive in Units. Provided the Operating Partnership receives such notice in a timely manner, at the Closing the cash portion of the purchase price paid by the Operating Partnership shall be in the amount designated by CHV to be paid in cash and the balance of the purchase price shall be paid in Units to CHV (or its designee or designees) the dollar value of which, if such Units are convertible into common shares of Cornerstone, shall be determined based on the average of the closing price for shares of stock of Cornerstone on The New York Stock Exchange for the five (5) consecutive trading days ending on the trading day immediately preceding the date of Closing, and if such Units are convertible into common shares of any Affiliated Entity of Cornerstone which is a publicly-traded entity on a national securities exchange or on the NASDAQ national marketing system, shall be determined based on the average of the closing price for shares of stock of such publicly-traded entity for the five (5) consecutive trading days ending on the trading day immediately preceding the date of Closing (as described above, it being acknowledged and agreed that any holder of Units shall have the right to elect to exchange all or any portion of such Units for shares of common stock of Cornerstone or an Affiliated Entity thereof which is a publicly- traded entity on a one-for-one basis.) In the event that (i) CHV elects to contribute all or part of its interest in the Venture in exchange for Units, and (ii) the amount of Operating Partnership liabilities that would be allocable to CHV under section 752 of the Code immediately following the contribution would be less than CHV's pre-contribution share of Venture liabilities (including as a result of the extinguishment or contribution to capital of any Venture liabilities held by Cornerstone or its affiliates) and thereby cause CHV and its partners to recognize gain for federal income tax purposes, DIHC shall, and shall cause Cornerstone, the Operating Partnership and any other DIHC Affiliate to, cooperate with CHV in good faith in implementing one or more alternative measures to have the Operating Partnership's liabilities allocable to CHV under section 752 of the Code equal or exceed CHV's precontribution share of Venture liabilities so that CHV does not recognize taxable gain as a result of the contribution, including guaranties by CHV of the "bottom-side" portion of one or more Operating Partnership nonrecourse liabilities and/or the assumption by CHV of partial or full deficit capital account liability, provided that neither DIHC, Cornerstone nor the Operating Partnership shall be required to approve any such measures to the extent that they would adversely affect the tax position of any other limited partner of the Operating Partnership. The foregoing shall not in any way preclude DIHC, Cornerstone or the Operating Partnership from taking any action that would result in the extinguishment of

      Venture liabilities held by Cornerstone or its Affiliates in connection with such contribution.

            12. Section 8.01 is hereby amended by deleting the names and addresses in subsection (b) thereof and substituting the following in lieu thereof:

                  Hines Interests Limited Partnership
                  70 West Madison
                  Suite 440
                  Chicago, Illinois 60602
                  Attn: C. Kevin Shannahan

                  With a copy to:

                  Cousins Real Estate Corporation
                  2500 Windy Ridge Parkway
                  Suite 1600
                  Atlanta, Georgia 30339
                  Attn: Corporate Secretary

                  and to:

                  Hines Interests Limited Partnership
                  2800 Post Oak Boulevard
                  Houston, Texas 77056
                  Attn: Jeffrey C. Hines

            13. Section 8.01 is hereby amended by deleting the names and addresses in subsection (c) thereof and substituting the following in lieu thereof:

                  Cornerstone Properties Inc.
                  126 East 56th Street
                  New York, New York 10022
                  Attention:  John S. Moody
                              Rodney C. Dimock

                  King & Spalding
                  191 Peachtree Street
                  Atlanta, Georgia 30303-1763
                  Attention: William B. Fryer, Esq.

            14. Section 8.12(b) is hereby deleted in its entirety.

            15. For so long as the Permanent Loan remains outstanding, DIHC agrees that no person or entity that is a partner of the Venture or who would be treated as a partner of such partnership for federal income tax purposes shall be the owner of such debt for federal income tax purposes, unless CHV otherwise consents in writing.

            16. The parties hereto acknowledge and agree that the Lock-Out Date is February 28, 2002.

            17. Capitalized terms used but not defined herein shall have the same respective meanings given such terms in the Venture Agreement.

            18. The Venture Agreement, as amended by this Amendment, is hereby ratified and confirmed and remains in full force and effect.

            IN WITNESS WHEREOF, the parties hereto have executed the Amendment under seal as of the date first written above.

                         CHV:

                         C-H ASSOCIATES, LTD., a Georgia limited partnership, by its only two general partners

                         By: Cousins Real Estate Corporation, a Georgia corporation

                               By: /s/
                                   ------------------------
                               Name:  Peter A. Tortohoff
                                      ---------------------
                               Title: Senior V.P
                                      ---------------------

                               Attest: /s/
                                       --------------------
                               Name:   Tom G. Charlesworth
                                       --------------------
                               Title:  Sec.
                                       --------------------

                                      [CORPORATE SEAL]

                         By: Hines Peachtree Associates I Limited Partnership, a Texas limited partnership, by its only two general partners

                               By: /s/                 (Seal)
                                   --------------------
                                   Gerald D. Hines

                               By:   Hines Atlanta Corporation, a Georgia
                                     corporation

                                     By: /s/
                                         ------------------------
                                     Name:   Gerald D. Hines
                                             ---------------------
                                     Title:  President
                                             ---------------------

                                     Attest: /s/
                                             --------------------
                                     Name:   Jeanne E. Hutchens
                                     Title:  Assistant Secretary

                                           [CORPORATE SEAL]

                               DIHC

                               DIHC PEACHTREE ASSOCIATES, a Georgia general partnership, by its only two general partners

                               By:   DIHC Atlanta, Inc., a Georgia corporation

                                     By: /s/
                                         -------------------------
                                     Name:   Kevin Mahoney
                                             ---------------------
                                     Title:
                                             ---------------------

                                     Attest: /s/
                                             ---------------------
                                     Name:   Thomas Laftus
                                             ---------------------
                                     Title:  Secretary
                                             ---------------------

                                                 [CORPORATE SEAL]


                               By:   DIHC Peachtree, Inc., a Georgia corporation

                                     By: /s/
                                         -------------------------
                                     Name:   Kevin Mahoney
                                             ---------------------
                                     Title:
                                             ---------------------

                                     Attest: /s/
                                             ---------------------
                                     Name:   Thomas Laftus
                                             ---------------------
                                     Title:  Secretary
                                             ---------------------

                                                 [CORPORATE SEAL]

                         Consented and Agreed to:

                         LEASING AGENT

                         C-H LEASING ASSOCIATES, a Georgia general partnership, by its two general partners

                               By: Cousins Real Estate Corporation, a Georgia corporation

                                     By: /s/
                                         --------------------------
                                     Name: Peter A. Toutchaff
                                           ------------------------
                                     Title: S.V.P.
                                            -----------------------

                              By:   Hines Atlanta Realty, Inc., a Georgia
                                    corporation

                                    By: /s/
                                         --------------------------
                                    Name: C. Kevin Shannahan
                                          -------------------------
                                    Title: Executive Vice President
                                           ------------------------

                         PROPERTY MANAGER

                         C-H MANAGEMENT ASSOCIATES, a Georgia general partnership, by its two general partners

                              By: Cousins Real Estate Corporation, a Georgia corporation

                                    By: ______________________________
                                    Name: ____________________________
                                    Title: _____________________________

                              By:   /s/  Gerald D. Hines
                                    -----------------------------------
                                    Gerald D. Hines, President of Hines
                                    Properties, Inc., a general partner of C-H
                                    Management Associates.